SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
1934

                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Sections 240.14a-11(c) or 240.14a-12

                             THE CHUBB SERIES TRUST
           -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                             THE CHUBB SERIES TRUST
         -------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

PRELIMINARY COPY



                             THE CHUBB SERIES TRUST





                    Notice of Special Meeting of Shareholders





To the Shareholders of

                THE CHUBB SERIES TRUST:

                  The Resolute Treasury Money Market Portfolio
                           The Resolute Bond Portfolio
                          The Resolute Equity Portfolio
                      The Resolute Small Company Portfolio
                   The Resolute International Equity Portfolio


          A Special Meeting of Shareholders of each Portfolio of The Chubb Series Trust (the "Trust") will be held at the offices of Chubb Life Insurance Company of America, One Granite Place, Concord, New Hampshire, on Thursday, December 12, 1996 at 10:00 a.m. for the following purposes:


          1. To approve a new Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc., an affiliate of Morgan Guaranty Trust Company of New York, the Trust's current sub-investment adviser;


          2. To elect three Trustees to hold office until their successors are duly elected and qualified;


          3. To ratify and approve the selection of Price Waterhouse LLP as independent auditors of the Trust for the Trust's fiscal year ending December 31, 1997; and

          4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          The Board of Trustees has set the close of business on October 28, 1996, as the record date for determining shareholders entitled to receive notice of, and shares having voting rights in connection with, the meeting and any adjournment thereof.

          Shares of the Portfolios have been offered only to separate accounts established by Chubb Life Insurance Company of America ("Chubb Life") to fund flexible premium variable life insurance policies (the "Policies"). Portfolio shares held in a separate account which are attributable to Policies will be voted by Chubb Life in accordance with instructions received from the owners of Policies. This Notice and the accompanying proxy statement and instruction form are being delivered to Policy owners so that they may instruct Chubb Life as to the manner in which the Portfolio shares attributable to Policies should be voted at the meeting.

                                        By Order of the Board of Trustees


                                                            Shari J. Lease
                                                                 Secretary


Concord, New Hampshire
November 11, 1996

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND DATE EACH ENCLOSED INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.

          If you have any questions after considering the enclosed materials, please feel free to call 1-800-997-4499.

PRELIMINARY COPY

                             THE CHUBB SERIES TRUST


                  The Resolute Treasury Money Market Portfolio
                           The Resolute Bond Portfolio
                          The Resolute Equity Portfolio
                      The Resolute Small Company Portfolio
                   The Resolute International Equity Portfolio

                                 PROXY STATEMENT



                  Special Meeting of Shareholders to be held on
                                December 12, 1996


GENERAL


          This statement (referred to as a "proxy statement") is furnished in connection with a solicitation of proxies by the Board of Trustees of The Chubb Series Trust (the "Trust") to be used at the Special Meeting of Shareholders of each Portfolio of the Trust listed above (the "Portfolios") to be held on Thursday, December 12, 1996 at 10:00 a.m., at the offices of Chubb Life Insurance Company of America, One Granite Place, Concord, New Hampshire, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders and herein.

          Shares of each Portfolio have been offered only to separate accounts established by Chubb Life Insurance Company of America ("Chubb Life") to fund flexible premium variable life insurance policies (the "Policies"). As the owner of all of the assets held in such separate accounts, Chubb Life is the record owner of the Portfolios' shares. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by Chubb Life in accordance with instructions received from the holders of the Policies ("Policyowners"). Chubb Life has agreed to solicit instructions from each Policyowner of record as of October 28, 1996 (the "Record Date") and to vote by proxy the shares at the meeting according to such instructions. To be effective, voting instructions must be received by Chubb Life prior to the commencement of the meeting on December 12, 1996. Such instructions may be revoked at any time prior to the meeting by written notice of revocation or another proxy delivered to Chubb Life.


          Each outstanding Portfolio share is entitled to one vote. Fractional shares also will be counted. The number of shares which each Policyowner may instruct Chubb Life to vote is specified on the voting instruction form enclosed herewith. This number was calculated based on the Policyowner's interest in his or her Policy as of the Record Date.

          Chubb Life will vote by proxy (i) Portfolio shares as to which no timely instructions are received, (ii) Portfolio shares owned exclusively by Chubb Life or its affiliates and (iii) Portfolio shares held in the separate account representing charges imposed by Chubb Life against the separate account for or against a proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

          Chubb Life will cause a copy of this proxy statement to be mailed to Policyowners of record on or about November 11, 1996. The principal executive offices of the Trust are located at One Granite Place, Concord, New Hampshire 03301. Copies of the Trust's annual report and most recent semi-annual report are available upon request, without charge, by writing to the Trust at its principal executive offices or by calling 1-800-997-4499. If you have any questions after considering the enclosed materials, please feel free to call the number listed above.

REASONS FOR THE MEETING


          As of September 30, 1996, each Portfolio's net assets were as follows:


Name of Portfolio                                         Net Assets


The Resolute Treasury Money Market Portfolio              $1,462,553
The Resolute Bond Portfolio                               $2,813,087
The Resolute Equity Portfolio                             $5,400,023
The Resolute Small Company Portfolio                      $3,962,638
The Resolute International Equity Portfolio               $6,148,941


          As a result of the relatively slow growth in assets to date, Management has determined that it is in the best interests of the Trust and Policyowners for the Trust to offer Portfolio shares to other separate accounts that fund variable annuities or variable life policies which are established by Chubb Life or other insurance companies and to qualified pension and retirement plans outside of the separate account context.

          Management believes that making the Portfolios' shares available more broadly could result in additional sales of Portfolio shares, which in turn could inure to the benefit of Policyowners by permitting greater diversification of investments, and making the addition of new portfolios to the Trust more feasible.

          In connection therewith, the Trust, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly-owned subsidiary of Chubb Life and the Trust's investment manager, and Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), the Trust's sub-investment adviser, filed in July 1996 an application with the Securities and Exchange Commission for an order of exemption to permit the Trust to offer Portfolio shares in such manner.


     Because Portfolio shares are no longer to be exclusively offered to corresponding divisions of separate accounts established by Chubb Life and after considering the nature and services currently provided to the Trust by Chubb Investment Advisory and Morgan Guaranty, the Trust's Board of Trustees determined (i) to approve a new Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc. ("Morgan"), an affiliate of Morgan Guaranty, (ii) to nominate for election to the Board the persons set forth below, each of whom has served as a Board member of nine other funds serviced by Morgan or its affiliates, and (iii) to select for ratification and approval by shareholders Price Waterhouse LLP, the independent auditors for substantially all of the other funds advised by Morgan or its affiliates, as independent auditors of the Trust for the Trust's fiscal year ending December 31, 1997.


          In connection with that approval and those nominations, the Board considered Morgan Guaranty's presentation that, given the larger group of insurance companies to which the Trust would be offered (some of which are Chubb's competitors), a mutual fund family serviced and advised by Morgan Guaranty and its affiliates (rather than one which is more closely identified with Chubb) would have a greater likelihood of more broadly distributing its shares. Morgan Guaranty currently is responsible for the day-to-day investment management of the assets of the Trust's Portfolios.

     Accordingly, on October 25, 1996, the Trust's Board approved a new Investment Advisory Agreement between the Trust and Morgan, subject to shareholder approval as described in Proposal 1. In connection therewith and subject to shareholder approval of the proposed Investment Advisory Agreement with Morgan, (i) Chubb Investment Advisory is prepared to resign as the Trust's investment manager, transfer and dividend disbursing agent and distributor, (ii) the Board members, other than Mr. Clough who has advised the Trust of his intention to resign after the Trust's 1996 audit has been approved, are prepared to resign effective upon the election of their successors and have nominated as their successors persons currently serving as Board members of other funds serviced and advised by Morgan and its affiliates, and (iii) the Board has approved the selection of Price Waterhouse LLP, the independent auditors for substantially all of the other funds advised by Morgan or its affiliates, as the Trust's auditors in place of Ernst & Young LLP. In addition, if Proposal 1 is approved, (i) the Trust intends to enter into an Administrative Services Agreement with Morgan Guaranty pursuant to which Morgan Guaranty will provide or will arrange for the provision of certain financial and administrative services and will oversee fund accounting, (ii) the Trust would engage Funds Distributor, Inc. ("FDI"), the distributor and co-administrator for certain other investment companies advised by Morgan or its affiliates, to serve as the Trust's distributor and co-administrator, (iii) the Trust would engage State Street
Bank and Trust Company ("State Street"), the custodian and transfer and dividend disbursing agent for certain other investment companies advised by Morgan or its affiliates, to serve as the Trust's custodian and transfer and dividend disbursing agent, and (iv) the Trust intends to change its name to JPM Series Trust II and the Portfolios' names to JPM Treasury Money Market Portfolio, JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively. If the proposed Investment Advisory Agreement between the Trust and Morgan is not approved by shareholders of each Portfolio, it will not be implemented for any of the Portfolios and Chubb Investment Advisory and Morgan Guaranty will continue to serve in their current capacities until the Trust's Board takes such action as it may deem to be in the best interests of the Trust's shareholders.


 PROPOSAL 1. CONSIDERATION OF A NEW INVESTMENT ADVISORY
             AGREEMENT BETWEEN THE TRUST AND MORGAN

Introduction


          For the reasons stated above, at a meeting held on October 25, 1996, the Trust's Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, (i) approved the entry by the Trust on behalf of each Portfolio into a new Investment Advisory Agreement (the "New Advisory Agreement") with Morgan and (ii) directed that the New Advisory Agreement be submitted to shareholders of each Portfolio at this meeting. On the same day,
(i) the Trust's Board approved the entry by the Trust on behalf of each Portfolio into a new Administrative Services Agreement (the "New Administrative Services Agreement") with Morgan Guaranty, (ii) Morgan Guaranty agreed to terminate its existing Sub-Investment Advisory Agreement among the Trust, Chubb Investment Advisory and Morgan Guaranty with respect to each Portfolio (collectively, the "Existing Sub-Advisory Agreements") and (iii) Chubb Investment Advisory agreed to terminate its existing Investment Management Agreement with the Trust with respect to each Portfolio (collectively, the "Existing Management Agreements"), each subject to and effective upon the approval and implementation of the New Advisory Agreement. The New Advisory Agreement and New Administrative Services Agreement are sometimes referred to herein as the "New Agreements" and the Existing Management Agreements and Existing Sub-Advisory Agreements are sometimes referred to herein as the "Existing Agreements."


          It is proposed that Morgan perform, under the New Advisory Agreement, Morgan Guaranty's current duties under the Existing Sub-Advisory Agreements and Morgan Guaranty be responsible, under the New Administrative Services Agreement, for the provision or cost of the services (other than investment advisory services) provided by Chubb Investment Advisory under the Existing Management Agreements. Morgan will employ all the investment personnel who currently are primarily responsible for the day-to-day management of the Portfolios' assets.

          Under the New Advisory Agreement, the Trust would pay Morgan an annual fee at the same rate Chubb Investment Advisory pays Morgan Guaranty pursuant to the Existing Sub-Advisory Agreements. Under the New Administrative Services Agreement, Morgan Guaranty would provide or arrange for the provision of certain financial and administrative services, would oversee fund accounting and would reimburse the Trust for the payment of transfer, registrar and dividend disbursing costs--services currently provided by Chubb Investment Advisory--and also would be responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust, such as custody fees, legal and auditing expenses and expenses of the Trust's Trustees--expenses which neither it nor Chubb Investment Advisory currently is obligated to bear under the Existing Agreements.

          Thus, under the New Agreements, Morgan and Morgan Guaranty would be responsible for providing all the services currently provided by Chubb Investment Advisory and by Morgan Guaranty under the Existing Agreements and Morgan Guaranty would be responsible for bearing additional Trust expenses not being borne by either Chubb Investment Advisory or Morgan Guaranty under the Existing Agreements. The annual fees proposed to be charged to the Portfolios under the New Agreements as a percentage of the assets of the relevant Portfolio are as follows:


                            Annual Fee          Annual Fee
                            Under New            Under New         Aggregate Fee
                             Advisory         Administrative         Under New
Name of Portfolio           Agreement       Services Agreement       Agreements

The Resolute Treasury
Money Market Portfolio         .20%                .40%                 .60%

The Resolute Bond              .30%                .45%                 .75%
Portfolio

The Resolute Equity            .40%                .50%                 .90%
Portfolio

The Resolute Small
Company Portfolio              .60%                .55%                1.15%

The Resolute
International Equity           .60%                .60%                1.20%
Portfolio

The annual fees currently chargeable to the Portfolios under the Existing Agreements and other annual expenses borne by the Portfolios--which would not be borne separately by the Portfolios under the New Agreements--as a percentage of the average daily net assets of the relevant Portfolio for the period January 3, 1995 (commencement of operations) through December 31, 1995, are as follows:

                                   Annual Fee
                                 Under Existing
                                    Management           Other
Name of Portfolio                   Agreements1        Expenses2       Total3

The Resolute Treasury
Money Market Portfolio                .40%              2.37%           2.77%

The Resolute Bond Portfolio           .50%              2.40%           2.90%

The Resolute Equity Portfolio         .60%              2.10%           2.70%

The Resolute Small Company
Portfolio                             .80%              2.42%           3.22%


The Resolute International
Equity Portfolio                      .80%              2.36%           3.16%



1 Under the Existing Agreements, Chubb Investment Advisory has agreed to pay Morgan Guaranty the sub-advisory fees listed under "Description of Morgan, Morgan Guaranty and the Existing Sub-Advisory Agreements" below.

2 These expenses currently are chargeable to the Portfolios, but would not be borne separately by the Portfolios if the New Agreements are approved.

3 Morgan Guaranty and Chubb Life have voluntarily agreed to limit, until May 1, 1997, the expenses of each Portfolio to: .60%, .75%, .90%, 1.15% and 1.20% of the average daily net assets, respectively, of the Resolute Treasury Money Market, Bond, Equity, Small Company and International Equity Portfolios.

          For purposes of this Proposal, each Portfolio is treated as a separate entity and, thus, its shareholders will vote together--and not with the shareholders of any other Portfolio--on the approval of the New Advisory Agreement. It is essential that Policyowners with more than one Portfolio's shares attributable to their Policies, complete, date, sign and return each instruction form they receive.

Description of Chubb Investment Advisory and the Existing
Management Agreements

          Chubb Investment Advisory, located at One Granite Place, Concord, New Hampshire 03301, a wholly-owned subsidiary of Chubb Life, currently serves as investment manager to each Portfolio pursuant to separate Existing Management Agreements dated June 3, 1994. Each Existing Management Agreement was last approved by the Trust's Board, including a majority of those Trustees who are not interested persons of the Trust or Chubb Investment Advisory, at a meeting of the Board of Trustees held on May 3, 1996. Chubb Life, as each Portfolio's sole shareholder, last approved each Existing Management Agreement on September 7, 1994.

          Under the terms of each Existing Management Agreement, Chubb Investment Advisory has agreed, subject to the supervision of the Trust's Board, to provide supervisory advice, act as transfer and dividend disbursing agent and provide certain administrative services for the Portfolio. The investment advisory services include, among other things, recommending and overseeing the activities of Morgan Guaranty, as sub-investment adviser, and supervising and monitoring the services provided by broker-dealers selected by Morgan Guaranty for the Trust. The administrative services include, among other things: (i) determining the value of the Portfolios' assets and liabilities, computing the daily income and net asset value of the Portfolios and computing the yield and/or total return of the Portfolios as may be required, in accordance with applicable law; (ii) scheduling, planning agendas for and conducting trustees and shareholders meetings; (iii) preparing and distributing all required proxy statements, reports and other communications with shareholders; (iv) preparing and filing tax returns and reports which federal, state, local or foreign laws may require; (v) monitoring compliance with all federal and state diversification insurance and securities laws; (vi) supplying office facilities, data processing services, clerical, secretarial, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services and stationary and office supplies; and (vii) generally assisting in all aspects of the Trust's operations.

          Pursuant to the Existing Management Agreements, Chubb Investment Advisory may engage one or more sub-investment advisers or other entities to perform any of the investment advisory or administrative services required of Chubb Investment Advisory, provided that the compensation of such other parties is the sole responsibility of Chubb Investment Advisory and the duties and responsibilities of such other parties are set forth in an agreement or agreements among the Trust, Chubb Investment Advisory and such other parties. Chubb Investment Advisory has engaged Morgan Guaranty (and no other sub-investment adviser) to perform the day-to-day investment management for each Portfolio.

          As compensation for Chubb Investment Advisory's services, each Portfolio pays Chubb Investment Advisory an investment management fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant Portfolio:

Name of Portfolio                                                   Fee

The Resolute Treasury Money Market Portfolio........................40%
The Resolute Bond Portfolio.........................................50%
The Resolute Equity Portfolio.......................................60%
The Resolute Small Company Portfolio................................80%
The Resolute International Equity Portfolio.........................80%

For the period January 3, 1995 (commencement of operations) through December 31, 1995, the management fees payable by each Portfolio were as follows:

                                                                    Management
Name of Portfolio                                                  Fees Payable

The Resolute Treasury Money Market Portfolio........................  $  4,520
The Resolute Bond Portfolio.........................................     6,224
The Resolute Equity Portfolio.......................................    16,451
The Resolute Small Company Portfolio................................    19,131
The Resolute International Equity Portfolio.........................    24,543


Description of Morgan, Morgan Guaranty and the Existing Sub-
Advisory Agreements


          Morgan, located at 522 Fifth Avenue, New York, New York 10036, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Morgan Guaranty, located at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan and Morgan Guaranty are each wholly-owned subsidiaries of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and other subsidiaries, including Morgan Guaranty, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients. As of September 30, 1996, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $197 billion, of which Morgan advises over $167 billion. J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial adviser to national governments. J.P. Morgan, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.


          The name of each registered investment company (excluding the Portfolios) with substantially similar investment objectives as the Portfolios for which Morgan or its affiliates provides investment advisory or portfolio management services, the amount of its net assets and the annual rate of fees for its services to each such company is set forth on Exhibit A to this proxy statement.

          Morgan Guaranty currently serves as each Portfolio's sub-investment adviser pursuant to separate Existing Sub-Advisory Agreements dated June 3, 1994. Each Existing Sub-Advisory Agreement was last approved by the Trust's Board, including a majority of those Trustees who are not interested persons of the Trust, Chubb Investment Advisory or Morgan Guaranty, at a meeting of the Board of Trustees held on May 3, 1996. Chubb Investment Advisory, as each Portfolio's sole shareholder, last approved each Existing Sub-Advisory Agreement on September 7, 1994.

          Under the terms of each Existing Sub-Advisory Agreement, Morgan Guaranty, subject to the supervision of the Trust's Board and Chubb Investment Advisory, makes the day-to-day investment decisions for the Portfolio, arranges for the execution of portfolio transactions and generally manages the investments of the Portfolio.

          As compensation for Morgan Guaranty's services, Chubb Investment Advisory has agreed to pay Morgan Guaranty a sub-advisory fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant
Portfolio:

Name of Portfolio                                                     Fee
-----------------                                                     ---
The Resolute Treasury Money Market Portfolio........................ .20%
The Resolute Bond Portfolio......................................... .30%
The Resolute Equity Portfolio....................................... .40%
The Resolute Small Company Portfolio................................ .60%
The Resolute International Equity Portfolio......................... .60%

For the period January 3, 1995 (commencement of operations) through December 31, 1995, the sub-advisory fees payable by Chubb Investment Advisory to Morgan Guaranty for each Portfolio were as follows:

                                                                  Sub-Advisory
Name of Portfolio                                                 Fees Payable

The Resolute Treasury Money Market Portfolio...................... $ 2,260
The Resolute Bond Portfolio.......................................   3,734
The Resolute Equity Portfolio.....................................  10,967
The Resolute Small Company Portfolio..............................  14,348
The Resolute International Equity Portfolio.......................  18,407

Description of the New Advisory Agreement and New Administrative Services Agreement

          Under the terms of the New Advisory Agreement, Morgan, subject to the supervision and approval of the Trust's Board in accordance with Delaware law, will be responsible for the overall management and supervision of each Portfolio. Morgan will make each Portfolio's day-to-day investment decisions to buy, sell or hold any particular security or other instrument in accordance with its investment objective and policies.

          As compensation for Morgan's services, the Trust has agreed to pay Morgan a monthly fee at the annual rate based on a percentage of the average daily net assets of the relevant Portfolio as set forth in the table below. As to each Portfolio, the rate is the same as the rate payable to Morgan Guaranty by Chubb Investment Advisory under the relevant Existing Sub-Advisory Agreement.

Name of Portfolio                                                   Fee

The Resolute Treasury Money Market Portfolio.....................   .20%
The Resolute Bond Portfolio......................................   .30%
The Resolute Equity Portfolio....................................   .40%
The Resolute Small Company Portfolio.............................   .60%
The Resolute International Equity Portfolio......................   .60%

          Under the New Advisory Agreement, Morgan has ultimate authority to select broker-dealers through which securities are to be purchased and sold, subject to the general control of the Board.


          The New Advisory Agreement and the Existing Sub-Advisory Agreements each provide, with the different exceptions described below, that Morgan or Morgan Guaranty, as the case may be, will not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with the matters to which the relevant Agreement relates. The exception in the New Advisory Agreement provides that Morgan will be liable to the Trust for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on Morgan's part in the performance of its duties or from its reckless disregard of its obligations and duties under the New Advisory Agreement. The exception in each Existing Sub-Advisory Agreement provides that Morgan Guaranty will be liable to the Trust for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on Morgan Guaranty's part in the performance of its duties or from its reckless disregard of its obligations and duties under the Existing Sub-Advisory Agreement. Morgan requested the revision to the standard of care--which is more favorable to Morgan than the standard of care in the Existing Sub-Advisory Agreements--to conform the standard of care to the standard applicable in other similar advisory arrangements to which it or its affiliates is a party.

          Unless earlier terminated, the New Advisory Agreement will remain in effect as to each Portfolio until __________, 1997 and thereafter from year to year with respect to each such Portfolio, if approved annually (1) by the Trust's Board or by a majority of the outstanding shares of the Portfolio, and
(2) by a majority of the Trustees who are not interested persons, within the meaning of the 1940 Act, of any party to the New Advisory Agreement. The New Advisory Agreement is not assignable and may be terminated without penalty, with respect to any Portfolio, by vote of a majority of the Trust's Trustees or by the requisite vote of the shareholders of that Portfolio on 60 days' written notice to Morgan, or by Morgan on 90 days' written notice to the Trust.


          A copy of the New Advisory Agreement in the form being presented for approval, and as approved by the Board of Trustees, is set forth as Exhibit B to this proxy statement.

          Under the New Administrative Services Agreement, which is not required to be presented for shareholder approval, Morgan Guaranty will provide or will arrange for the provision of certain financial and administrative services to the Trust, including services related to taxes, financial statements, calculation of performance data of the Portfolios, oversight of service providers, certain regulatory and Board of Trustees matters, and shareholder services, and will oversee fund accounting for the Trust. In addition, Morgan Guaranty is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of FDI, as the Trust's co-administrator, insurance premiums, compensation and expenses of the Trust's Trustees, expenses of printing and mailing reports, notices and proxies to shareholders, and registration fees under federal or state securities laws. The Trust will pay these expenses directly and such amounts will be deducted from the fees payable to Morgan Guaranty under the New Administrative Services Agreement as set forth below. If such amounts are more than the amount of Morgan Guaranty's fees under the New Administrative Services Agreement, Morgan Guaranty will reimburse the Trust for such excess amounts. The Trust will pay all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business.

          As compensation for Morgan Guaranty's services under the New Administrative Services Agreement, the Trust has agreed to pay Morgan Guaranty a fee at the annual rate set forth below as a percentage of the average daily net assets of the relevant Portfolio:

Name of Portfolio                                                    Fee

The Resolute Treasury Money Market Portfolio......................   .40%
The Resolute Bond Portfolio.......................................   .45%
The Resolute Equity Portfolio.....................................   .50%
The Resolute Small Company Portfolio..............................   .55%
The Resolute International Equity Portfolio.......................   .60%

          Under the terms of the New Administrative Services Agreement, Morgan Guaranty may delegate one or more of its responsibilities to other entities at Morgan Guaranty's expense. The Trust currently intends to engage, at Morgan Guaranty's expense, State Street to serve as the Trust's custodian and transfer and dividend disbursing agent. State Street also will keep the books of account for the Trust. Currently, Morgan Guaranty provides custodial services to the Trust and Chubb Investment Advisory is the Trust's transfer and dividend disbursing agent. The Trust also currently intends to engage, at Morgan Guaranty's expense, FDI to serve as co-administrator and distributor for the Trust. As co-administrator, FDI will be responsible for: (i) providing office space, equipment and clerical personnel for maintaining the organization and books and records of the Trust; (ii) providing officers for the Trust; (iii) preparing and filing documents required in connection with the Trust's state securities law registrations; (iv) reviewing and filing certain Trust marketing and sales literature; (v) filing regulatory documents and mailing communications to Trustees and investors; and (vi) maintaining related books and records. FDI will serve as distributor to the Trust at no expense to the Trust.


          The New Administrative Services Agreement also provides that for the two year period from its effective date, no amendment to the New Administrative Services Agreement can be made to (a) increase the fees payable to Morgan Guaranty thereunder or (b) change the types of services to be rendered or expenses to be borne by Morgan Guaranty without the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio(s). In addition, Morgan Guaranty has agreed not to terminate the New Administrative Services Agreement for a period of two years after its effective date.


          A copy of the New Administrative Services Agreement in the form approved by the Board of Trustees is set forth as Exhibit C to this proxy statement.

Aggregate Fees and Expenses


          Currently, the Portfolios' aggregate expenses are subject to the expense limitations set forth in footnote 3 to the table on page _____ of this proxy statement. These limitations are voluntary and without them the Portfolios' total expenses would have been considerably higher, as set forth in such table. The New Agreements are structured so that the aggregate expenses borne by the Portfolio (excluding extraordinary expenses) will not exceed the current voluntary expense limitations. In addition, the New Administrative Services Agreement provides that until __________, 1998, the aggregate fees, expressed in dollars, paid by a Portfolio under the New Agreements will not exceed the expenses (excluding extraordinary expenses) that would have been payable by such Portfolio, assuming (i) the Existing Management Agreement remained in effect in accordance with its terms, (ii) the asset levels were the same, (iii) no effect was given to Chubb Life's and Morgan Guaranty's current voluntary expense reimbursement arrangements or any other limitation on expenses under the Existing Management Agreement and (iv) the expenses the Portfolio would have been charged were adjusted to reflect differences in services provided under the Existing Management Agreement and the New Agreements. Accordingly, Management believes that the proposed fee and expense arrangements are comparable to the fee and expense arrangements currently in effect.


Board Considerations

          In considering whether to approve the New Advisory Agreement and to submit it to the shareholders for their approval, the Board of Trustees considered the following: (1) the matters set forth under "Reasons for the Meeting" above; (2) the representation that there would be no diminution in the scope and quality of advisory and other services provided by Morgan and Morgan Guaranty under the New Agreements; (3) the comparability of the services to be provided under the New Agreements with those provided under the Existing Agreements; and (4) the comparability of the fee and expense arrangements. In recommending approval of the New Advisory Agreement, the Board of Trustees carefully considered all aspects of the proposed fee and expense arrangements under the New Agreements, including the fact that certain of the Trust's direct expenses, which currently are relatively fixed costs, will be included in the fees payable to Morgan Guaranty under the New Administrative Services Agreement and, consequently, the Portfolios' expense ratios may not vary as much as assets increase or decrease as is the case under the current fee and expense arrangements. Vote Required and Trustees' Recommendation

       With respect to each Portfolio, approval of this proposal requires the affirmative vote of (a) 67% of such Portfolio's voting securities present at this meeting, if the holders of more than 50% of such Portfolio's outstanding voting securities are present or represented by proxy, or (b) more than 50% of such Portfolio's outstanding voting securities, whichever is less.

              THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED"
                 TRUSTEES, RECOMMENDS APPROVAL OF THE INVESTMENT
                 ADVISORY AGREEMENT BETWEEN THE TRUST AND MORGAN

                PROPOSAL 2.  ELECTION OF TRUSTEES

     It is proposed that three Trustees be elected, each Trustee to hold office until a successor is elected and qualified. Each nominee currently serves as a Board member of other funds identified with Morgan as described below. The Board of Trustees does not contemplate that any nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees. This vote will be effective, and the proposed new Trustees will take office, only if shareholders also vote to approve the New Advisory Agreement as provided in Proposal 1.

     Each person listed below has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Biographical information about each nominee is set forth below. Other relevant information is set forth on Exhibit D.

Name, Principal Occupation
and Business Experience
for Past Five Years                                                             Age


JOHN R. RETTBERG                                                                 59
  Retired;  Consultant,  Northrop Grumman  Corporation  ("Northrop") (since
  January,  1995); Corporate Vice President and Treasurer,  Northrop (prior to January, 1995); Director,  Independent Colleges of Southern California
  (prior to 1994); Director, Junior Achievement (prior to 1993). He is also a Board member of nine other funds  serviced and advised by Morgan or its affiliates.

JOHN F. RUFFLE*                                                                  59
  Retired; Consultant, J.P. Morgan (since June,
  1993);  Director and Vice Chairman of J.P. Morgan (prior to June,  1993);
  Director,  Trident Corporation (since April, 1994);  Director,  Bethlehem
  Steel  Corporation  (since  September,   1990);  Trustee,  Johns  Hopkins
  University (since April,  1990);  Trustee,  Overlook Hospital  Foundation
  (since April, 1990); Director,  Student Loan Marketing Association (since
  April,  1990). He is also a Board member of nine other funds serviced and advised by Morgan or its affiliates.

KENNETH WHIPPLE, JR.                                                             62
  Executive Vice President, Ford Motor Company, President, Ford Financial
  Services Group, and Director, Ford Motor Credit Company (since 1988);
  Director and President, Ford Holdings, Inc. (since 1989); Diector, CMS
  Energy Corporation and Consumers Power Company (since January, 1993);
  Director,  Detroit Country Day School (since January, 1993); Director
  Granite Management Corporation (formerly First Nationwide Financial
  Corporation) and Granite Savings Bank (formerly First Nationwide Bank)(since
  1988); Director,  United Way of Southeastern Michigan (since 1988);
  Director, USL Capital Corporation (since 1988); Chairman, Director and
  First Vice President, WTVS-TV (since 1988). He is also a Board member of nine other funds serviced and advised by Morgan or its affiliates.



---------------------
*  "Interested person" of the Trust, as defined in the 1940 Act.

          The Trust has no standing audit, compensation or nominating committee or any committees performing similar functions. As of the Record Date, no nominee beneficially owned any Portfolio shares.

     The Trust will pay its Trustees an annual retainer of $20,000 and reimburse them for their expenses. The Trustees' retainer and expenses will be deducted from the fees payable to Morgan Guaranty under the New Administrative Services Agreement. The Trust currently pays its Trustees who are not interested persons of the Trust an annual retainer of $16,000 and reimburses them for their expenses. The Trust currently has four Trustees, three of whom are not interested persons. Mr. Clough, who will continue to serve as a Trustee of the Trust until the Trust's 1996 audit has been approved, will not receive an annual retainer but will be reimbursed for his expenses. For the fiscal year ending December 31, 1997, the estimated aggregate amount of compensation to be paid to each other Trustee by the Trust and by all other funds serviced and advised by Morgan or its affiliates for which such person is a Board Member (the number of which is set forth in parenthesis next to each Trustee's total compensation) is as follows:


                                                Estimated Total
                                                Compensation from
                                                Trust and Other Funds
                            Estimated           Serviced and Advised
                            Compensation        By Morgan or its
Name of Trustee             From Trust          Affiliates Paid to Trustees

John R. Rettberg            $20,000             $36,000 (9)

John F. Ruffle              $20,000             $36,000 (9)

Kenneth Whipple, Jr.        $20,000             $36,000 (9)


Vote Required

          The election of a Trustee requires the affirmative vote of a plurality of the votes cast at the meeting.

PROPOSAL 3. RATIFICATION AND APPROVAL OF THE SELECTION OF
            INDEPENDENT AUDITORS


     It is proposed that the selection of Price Waterhouse LLP as the Trust's independent auditors for the fiscal year ending December 31, 1997 be ratified and approved, subject to shareholder approval of the New Advisory Agreement as provided in Proposal 1. The 1940 Act requires that the Trust's independent auditors be selected by a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust; and that the employment of such independent auditors be conditioned on the right of the Trust, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. At a meeting held on October 25, 1996, the Trust's Board, including a majority of the Trustees who are not "interested persons" of the Trust, approved the selection of Price Waterhouse LLP as independent auditors for the fiscal year ending December 31, 1997 in place of Ernst & Young LLP, the Trust's current independent auditors. Accordingly, the selection by the Board of Trustees of Price Waterhouse, LLP as independent auditors is submitted to shareholders for ratification and approval. Apart from its fees as independent auditors, neither the firm of Price Waterhouse LLP nor any of its partners has a direct, or material indirect, financial interest in the Trust, Morgan or any affiliates thereof.


          Price Waterhouse LLP is a major international independent accounting firm which serves as independent auditors for substantially all of the investment companies advised by Morgan or its affiliates. Management believes that the employment of the services of Price Waterhouse LLP for the fiscal year ending December 31, 1997 would be more efficient and in the Trust's best interests.

          Ernst & Young LLP, the Trust's independent auditors since inception, has had no disagreement on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to their satisfaction, would have caused them to make reference to the matter in their opinion. The Trust has never received an accountant's report containing an adverse opinion, disclaimer of opinion or qualifications of the opinions stated therein.

          Representatives of Price Waterhouse LLP and Ernst & Young LLP will have the opportunity to make a statement and will be available to respond to appropriate questions.

              THE BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED"
         TRUSTEES, RECOMMENDS RATIFICATION AND APPROVAL OF THE SELECTION
          OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS OF THE TRUST

                          VOTING AND OTHER INFORMATION

          As of the Record Date, there were ____________ shares of the Trust outstanding, including shares of each Portfolio as indicated below:

                                                                Number of
Name of Portfolio                                            Shares Outstanding

The Resolute Treasury Money Market
  Portfolio....................................................
The Resolute Bond Portfolio....................................
The Resolute Equity Portfolio..................................
The Resolute Small Company Portfolio...........................
The Resolute International Equity
  Portfolio....................................................

          As of the Record Date, the following shareholders were known by the Trust to own of record and beneficially 5% or more of a Portfolio's outstanding voting securities:


                                                                            Percentage of
Name of Shareholder and Portfolio                   Number of Shares      Shares Outstanding

Chubb Life, in its General Account:

  The Resolute Treasury Money Market Portfolio
  The Resolute Bond Portfolio
  The Resolute Equity Portfolio
  The Resolute Small Company Portfolio
  The Resolute International Equity Portfolio

Chubb Separate Account C

  The Resolute Treasury Money Market Portfolio
  The Resolute Bond Portfolio
  The Resolute Equity Portfolio
  The Resolute Small Company Portfolio
  The Resolute International Equity Portfolio


Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio's total outstanding shares may be deemed a "control person" of such Portfolio.

          The proportionate voting policy described above under "General" may result in certain Policyowners' instructions affecting the vote of 5% or more of a Portfolio's total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and Policyowners that do not.

          The representation at the meeting, in person or by proxy, of the holders of shares constituting one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. Abstentions will be treated as present for purposes of determining the presence or absence of a quorum. For Proposal 1, abstentions will have the same effect as votes cast against approval of the New Advisory Agreement.

          The Board of Trustees is not aware of any other matters which may come before the meeting. However, should any such matters properly come before the meeting, it is the intention of the proxy holders to vote their proxies in accordance with their judgment on such matters.

          The Trust will bear the cost of printing and mailing proxies and all other costs involved in this solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph.

          As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no further meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

          Shareholders wishing to submit proposals by or on behalf of persons entitled to give voting instructions for inclusion in the Trust's proxy statement for a subsequent shareholders' meeting should send their written submissions to the principal executive offices of the Trust at One Granite Place, Concord, New Hampshire 03301.

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN EACH INSTRUCTION FORM IN THE ENCLOSED STAMPED ENVELOPE.


Dated:  November 11, 1996

                                                                     EXHIBIT A

          Listed below, as of August 30, 1996, is each registered investment company (excluding the Portfolios) with substantially similar investment objectives as the Portfolios for which Morgan or its affiliates provides investment advisory or portfolio management services, the annual rate of fees charged by Morgan or its affiliates for such services to each company and the amount of each such company's net assets.


                                          Investment Advisory Fee as a
                                           Percentage of Average Daily               Approximate Net
                 Name of Fund                      Net Assets                     Assets (in millions)
                 ------------                 -------------------------          --------------------

The Treasury Money Market Portfolio               .20% on first $1 billion           $3,529
                                                  .10% on balance

The U.S. Fixed Income Portfolio                   .30%                               $ 931

Preferred Group of Mutual Funds--                 .30% on first $75 million          $ 127
Preferred Fixed Income Fund*                      .25% on next $75 million
                                                  .22% on next $150 million
                                                  .15% on balance

Alexander Hamilton Variable Insurance             .30%                                $ 4
Trust--Investment Grade Bond Fund*

John Hancock Variable Series                      .50% on first $25 million          $ 15
Trust I--Strategic Bond Fund*                     .40% on next $50 million
                                                  .30% on next $75 million
                                                  .25% on balance

COVA Series Trust--Quality Bond                   .30% on first $25 million           $ 6
Portfolio*                                        .25% on balance

The Selected U.S. Equity Portfolio                .40%                               $ 711

Sierra Trust Funds/Sierra Variable                .45% on first $100 million         $ 291
Trust Fund--Growth and Income                     .40% on next $100 million
Fund(s)*                                          .35% on next $200 million
                                                  .30% on balance

Pacific Select Fund--The Equity                   .45% on first $100 million         $ 498
Income and Multi-Strategy Portfolios*             .40% on next $100 million
                                                  .35% on next $200 million
                                                  .30% on balance

The U.S. Small Company Portfolio                  .60%                               $ 823

The Non-U.S. Equity Portfolio                     .60%                               $ 914

North American Funds--International               .60% on first $50 million          $ 27
Growth and Income Fund*                           .50% on next $75 million
                                                  .40% on balance

NASL Series Trust--International                  .60% on first $50 million          $ 150
Growth and Income Trust*                          .50% on balance

Frank Russell Investment Company--                .50% on first $100 million         $ 459
International or International                    .40% on next $250 million
Securities Fund*                                  .35% on balance


-----------------------
*        Morgan or its affiliates serve as sub-investment advisers.

                                                                   EXHIBIT B
                                     FORM OF
                               JPM SERIES TRUST II
                          INVESTMENT ADVISORY AGREEMENT

          Investment Advisory Agreement, made as of the _____ day of __________, 1996, between JPM Series Trust II, a Delaware Business Trust (the "Trust"), and J.P. Morgan Investment Management, Inc., a Delaware corporation (the "Adviser").

                                   WITNESSETH:

          WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

          WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust's series set forth in Schedule A hereto, as such may be revised from time to time (each, a "Portfolio"), and the Adviser is willing to render such services;

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

          1. The Trust hereby appoints the Adviser to act as investment adviser to the Portfolios for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

          2. Subject to the general supervision of the Trustees of the Trust, the Adviser shall manage the investment operations of each Portfolio and the composition of the Portfolio's holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objectives and policies as stated in the Trust's registration statement on Form N-1A, as such may be amended from time to time (the "Registration Statement"), with respect to the Portfolio, under the 1940 Act and subject to the following understandings:

               (a) The Adviser shall furnish a continuous investment program for each Portfolio and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Portfolio, and what portion of the assets will be invested or held uninvested as cash;

               (b) The Adviser shall use the same skill and care in the management of each Portfolio's investments as it uses in the management of other accounts for which it has investment responsibility as agent;

               (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Declaration of Trust"), the Trust's By-Laws (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws") and the Registration Statement and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

               (d) The Adviser shall determine the securities to be purchased, sold or lent by each Portfolio and as agent for the Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and/or dealers the Adviser intends to seek best price and execution for purchases and sales; the Adviser also shall determine whether the Portfolio shall enter into repurchase or reverse repurchase agreements;

               On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of one of the Portfolios as well as other customers of the Adviser, including any other of the Portfolios, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio;

               (e) The Adviser shall maintain books and records with respect to each Portfolio's securities transactions and shall render to the Trustees of the Trust such periodic and special reports as the Trustees may reasonably request; and

               (f) The investment management services of the Adviser to any of the Portfolios under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

          3. The Trust has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

               (a) The Declaration of Trust;

               (b) The By-Laws;

               (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement; and

               (d) The Trust's Notification of Registration on Form N-8A and Registration Statement as filed with the Securities and Exchange Commission (the "Commission").

          4. The Adviser shall keep each Portfolio's books and records required to be maintained by it pursuant to paragraph 2(e) of this Agreement. The Adviser agrees that all records which it maintains for any Portfolio are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to any Portfolio by Rule 31a-1 of the Commission under the 1940 Act.

          5. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the cost of securities and investments purchased for a Portfolio (including taxes and brokerage commissions, if any) and interest and other borrowing costs.

          6. For the services provided and the expenses borne pursuant to this Agreement, each Portfolio will pay to the Adviser as full compensation therefor a fee at an annual rate set forth on Schedule A attached hereto. Such fee will be computed daily and payable as agreed by the Trust and the Adviser, but no more frequently than monthly.

          7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          8. This Agreement shall continue in effect with respect to each Portfolio until the date set forth opposite such Portfolio's name on Schedule A hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Portfolio's name on Schedule A hereto (the "Reapproval Day"), provided such continuance is specifically approved as to the Portfolio at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to each Portfolio at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Trust or by vote of a majority of the outstanding voting securities of that Portfolio on 60 days' written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

          9. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Portfolios.

          10. This Agreement may be amended, with respect to any Portfolio, by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required by applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

          11. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid (1) to the Adviser at J.P. Morgan Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036, Attention: Funds Management, or (2) to the Trust at JPM Series Trust II addressed to its principal place of business as provided to the Adviser, Attention: Treasurer.

          12. The Trustees of the Trust have authorized the execution of this Agreement in their capacity as Trustees and not individually, and the Adviser agrees that neither the Trustees nor any officer or employee of the Trust nor any Portfolio's investors nor any representative or agent of the Trust or of the Portfolio(s) shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Trust or the Portfolio(s), that such Trustees, officers, employees, investors, representatives and agents shall not be personally liable hereunder, and that it shall look solely to the trust property for the satisfaction of any claim hereunder.

          13. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

          14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               JPM SERIES TRUST II



                               By: ______________________




                               J.P. MORGAN INVESTMENT
                               MANAGEMENT, INC.



                               By: _____________________

                                                                 Schedule A

                               JPM SERIES TRUST II





                                         Annual Fee As
                                         A Percentage of
                                         Average Daily
Name of Portfolio                        Net Assets          Reapproval Date      Reapproval Day


JPM Treasury Money Market Portfolio              .20%        __________, 1997     __________

JPM Bond Portfolio                               .30%        __________, 1997     __________

JPM Equity Portfolio                             .40%        __________, 1997     __________

JPM Small Company Portfolio                      .60%        __________, 1997     __________

JPM International Equity Portfolio               .60%        __________, 1997     __________


                                                                     EXHIBIT C

                                     FORM OF
                               JPM SERIES TRUST II
                        ADMINISTRATIVE SERVICES AGREEMENT


          ADMINISTRATIVE SERVICES AGREEMENT, dated as of __________, 1996, between JPM Series Trust II, a Delaware Business Trust (the "Trust"), and Morgan Guaranty Trust Company of New York, a New York trust company ("Morgan Guaranty").

                                   WITNESSETH:

          WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and consisting of the series set forth on Schedule A hereto, as such Schedule may be revised from time to time (each, a "Portfolio"); and

          WHEREAS, the Trust wishes to engage Morgan Guaranty to provide or arrange for the provision of certain financial, fund accounting and administrative services, and Morgan Guaranty is willing to provide or arrange for the provision of such services to the Trust and each Portfolio, on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

          1. Appointment. Morgan Guaranty hereby agrees to provide or arrange for the provision of certain financial and administrative services and to oversee fund accounting for the Trust as hereinafter set forth.

          2. Services.

          2.1 Morgan Guaranty shall be responsible for performing the following services: a) arranging for the preparation and filing of the Trust's tax returns and preparing financial statements and other financial reports for review by the Trust's independent public accountants; b) coordinating the annual audit of each Portfolio; c) developing the budget and establishing the rate of expense accrual for each Portfolio; d) overseeing the preparation by the Trust's transfer agent (the "Transfer Agent") of Portfolio tax information for shareholders; e) overseeing the Trust's custodian (the "Custodian") and the Transfer Agent and other service providers, including verifying the calculation of Portfolio performance data and the reporting thereof to appropriate tracking services, computing the amount and monitoring the frequency of distributing Portfolio dividends and capital gains distributions and confirming that they have been properly distributed to the shareholders of record, and monitoring the calculation of each Portfolio's net asset value per share by the Custodian; f) taking responsibility for compliance with all applicable federal securities and other regulatory requirements (other than state securities registration and filing requirements); g) taking responsibility for monitoring each Portfolio's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); h) taking responsibility for monitoring state and federal insurance law diversification requirements necessary for the Trust to qualify as an appropriate underlying fund investment for variable annuity and variable life insurance separate accounts investing in Portfolio shares; i) arranging for the preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees, and shareholders; j) maintaining books and records relating to such services; and k) being responsible for the Trust's usual and customary expenses as defined in Section
5.1 of this Agreement.

          2.2 Morgan Guaranty, shall act as liaison with the Trust's independent public accountants and shall provide, upon request, account analyses, fiscal year summaries and other audit-related schedules. Morgan Guaranty shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion, as such may be required by the Trust from time to time.

          2.3 Morgan Guaranty shall provide such other related services as the Trust may reasonably request, to the extent permitted by applicable law. Morgan Guaranty shall provide all personnel and facilities necessary in order for it to provide the services contemplated by this paragraph.

          Morgan Guaranty assumes no responsibilities under this Agreement other than to render the services called for hereunder, on the terms and conditions provided herein. In the performance of its duties under this Agreement, Morgan Guaranty will comply with the provisions of the Declaration of Trust and By-Laws of the Trust and the stated investment objective, policies and restrictions of each Portfolio, and will use its best efforts to safeguard and promote the welfare of the Trust, and to comply with other policies which the Trust's Board of Trustees may from time to time determine.

          3. Books and Records. Morgan Guaranty shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Trust under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Trust and shall at all times during the regular business hours of Morgan Guaranty be open for inspection by duly authorized officers, employees or agents of the Securities and Exchange Commission. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Morgan Guaranty hereby agrees that all records which it maintains for the Portfolios are the property of the Trust and further agrees to surrender promptly to the Trust any such record upon the Trust's request.

          4. Opinion of Trust's Independent Public Accountants. Morgan Guaranty shall take all reasonable action, as the Trust on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Trust's independent public accountants with respect to its activities hereunder in connection with the preparation of the Trust's registration statement on Form N-1A, reports on Form N-SAR or other periodic reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

          5. Allocation of Charges and Expenses.

          5.1 Morgan Guaranty shall bear all of the expenses incurred in connection with carrying out its duties hereunder. In addition, Morgan Guaranty is responsible for certain usual and customary expenses incurred by the Trust. These expenses include compensation and expenses of Trustees; federal and state governmental fees; taxes; membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of the Trust's co-administrator, independent auditors, legal counsel and transfer, registrar or dividend disbursing agent; expenses of preparing, printing and mailing prospectuses and statements of additional information, reports, notices, proxy statements and reports to shareholders and governmental offices and commissions; expenses of preparing and mailing agendas and supporting documents for meetings of Trustees and committees of Trustees; insurance premiums; fees and expenses of the Custodian for all services to the Trust, including safekeeping of funds and securities and maintaining required books and accounts; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of the Portfolio's shares.

          When such services are provided by third parties and the Trust pays for the services directly, such amounts will be deducted from the fee to be paid Morgan Guaranty under this Agreement. If such amounts are more than the amount of Morgan Guaranty's fee under this Agreement, Morgan Guaranty will reimburse the Trust for such excess amounts.

          Morgan Guaranty will report to the Trustees regularly on the payments it has made pursuant to this Section 5.1.

          5.2 The Trust will pay all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the Custodian or the Transfer Agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business.


          6. Compensation of Morgan Guaranty. For the services to be rendered and the fees and expenses to be borne by Morgan Guaranty hereunder and subject to the last sentence of this Section 6, the Trust shall pay Morgan Guaranty a fee at an annual rate as set forth on Schedule A attached hereto from each Portfolio. This fee will be computed daily and will be payable as agreed by the Trust and Morgan Guaranty, but no more frequently than monthly. Morgan Guaranty agrees, as to each Portfolio, until __________, 1998, that the aggregate fees, expressed in dollars, payable by such Portfolio under this Agreement and the Trust's Investment Advisory Agreement of even date with J.P. Morgan Investment Management, Inc. (the "New Investment Advisory Agreement") shall not exceed the expenses (excluding extraordinary expenses) that would have been payable by such Portfolio, assuming (i) the Portfolio's Investment Management Agreement with Chubb Investment Advisory Corporation dated June 3, 1994 (the "Prior Management Agreement") remained in effect in accordance with its terms, (ii) the same average daily net assets for the relevant periods, (iii) no voluntary expense limitation or other limitation on expenses under such Agreement was in effect and (iv) the expenses the Portfolio would have been charged were adjusted to render comparable the extent and level of services provided under the Prior Management Agreement, on the one hand, and this Agreement and the New Investment Advisory Agreement, on the other.


          7. Limitation of Liability of Morgan Guaranty. Morgan Guaranty shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties hereunder, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties hereunder.

          8. Activities of Morgan Guaranty. The services of Morgan Guaranty to the Trust are not to be deemed to be exclusive, Morgan Guaranty being free to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          9. Subcontracting by Morgan Guaranty. Morgan Guaranty may subcontract for the performance of its obligations hereunder with any one or more persons, including but not limited to any one or more persons which is an affiliate of Morgan Guaranty; provided, however, unless the Trust otherwise expressly agrees in writing, Morgan Guaranty shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as it would be for its own acts or omissions.

          10. Termination. This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Trust or, after ___________, 1998, by Morgan Guaranty, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

          11. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.


          12. Amendments. This Agreement may be amended only by mutual written consent; provided, however, that until __________, 1998, no amendment to this Agreement shall be made to (a) increase the fees set forth on Schedule A attached hereto payable by the Trust, on behalf of a Portfolio, to Morgan Guaranty or (b) change the types of services to be rendered or expenses to be borne hereunder by Morgan Guaranty without the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio(s).


          13. Entire Agreement; Severability. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

          14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid (1) to Morgan Guaranty at Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036, Attention:
Managing Director, Funds Management, or (2) to the Trust at JPM Series Trust II addressed to its principal place of business as provided to Morgan Guaranty,
Attention: Treasurer.

          15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. Miscellaneous. The Trustees of the Trust have authorized the execution of this Agreement in their capacity as Trustees and not individually, and Morgan Guaranty agrees that neither the Trustees nor any officer or employee of the Trust nor any Portfolio's investors nor any representative or agent of the Trust or of the Portfolio(s) shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Trust or the Portfolio(s), that such Trustees, officers, employees, investors, representatives and agents shall not be personally liable hereunder, and that it shall look solely to the trust property for the satisfaction of any claim hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

                                            JPM SERIES TRUST II


                                            By: _________________________



                                            MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK


                                            By: _________________________

                                   Schedule A

                  Fees under Administrative Services Agreement


                                                          Annual Fee As A
                                                          Percentage of Average
Name of Portfolio                                         Daily Net Assets

JPM Treasury Money Market Portfolio                                .40%

JPM Bond Portfolio                                                 .45%

JPM Equity Portfolio                                               .50%

JPM Small Company Portfolio                                        .55%

JPM International Equity Portfolio                                 .60%

                                                               EXHIBIT D

                    Identity and Description of New Officers
                          and Certain Other Information


          Exhibit D sets forth information relevant to the new executive officers of the Trust.

          RICHARD W. INGRAM; 40; President and Treasurer. Senior Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual"), and an officer of other investment companies advised or administered by Morgan or its affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.

          MARIE E. CONNOLLY, 38; Vice President and Assistant Treasurer. President and Chief Executive Officer and Director of FDI, Premier Mutual and an officer of other investment companies advised or administered by Morgan or its affiliates. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President of The Boston Company Advisors, Inc. ("TBCA").

          JOHN E. PELLETIER; 32; Vice President and Secretary. Senior Vice President and General Counsel of FDI and Premier Mutual and an officer of other investment companies advised or administered by Morgan or its affiliates. From February 1992 to April 1994, Mr. Pelletier served as Counsel for TBCA. From August 1990 to February 1992, Mr. Pelletier was employed as an Associate at Ropes & Gray.

          JOSEPH F. TOWER III; 34; Vice President and Assistant Treasurer. Senior Vice President, Treasurer and Chief Financial Officer of FDI and Premier Mutual and an officer of other investment companies advised or administered by Morgan or its affiliates. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.

          CHRISTOPHER J. KELLEY; 31; Vice President and Assistant Secretary. Vice President and Assistant General Counsel of FDI and an officer of other investment companies advised or administered by Morgan or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in the Global Fixed Income Group of the Legal Department. Prior to 1992, Mr. Kelley served as a law clerk for the firm of Murphy, DeMarco & O'Neill.

          ELIZABETH A. BACHMAN; 27; Vice President and Assistant Secretary. Assistant Vice President of FDI and Premier Mutual and an officer of other investment companies advised or administered by Morgan or its affiliates. Prior to September 1995, Ms. Bachman was enrolled at Fordham University School of Law and received her JD in May 1995. Prior to September 1992, Ms. Bachman was an assistant at the National Association for Public Interest Law.

          MARY A. NELSON; 32; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI and an officer of other investment companies advised or administered by Morgan or its affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and client manager for The Boston Company, Inc.

          KAREN JACOPPO-WOOD; 29; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of other investment companies advised or administered by Morgan or its affiliates. From June 1994 to January 1996, Ms. Jacoppo was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at TBCA.

          DOUGLAS C. CONROY; 27; Vice President and Assistant Treasurer. Supervisor of Treasury Services and Administration of FDI and an officer of other investment companies advised or administered by Morgan or its affiliates. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc.

          The business address of each of the officers unless otherwise noted is 60 State Street, Boston, Massachusetts 02109.

          Shares of each Portfolio are offered only to separate accounts; accordingly, none of the new officers or nominees for trustee owns any Portfolio shares.

PRELIMINARY COPY

                             THE CHUBB SERIES TRUST
                             ____________ Portfolio


The undersigned, owner of one or more flexible premium variable life insurance policies offered by Chubb Life Insurance Company of America ("Chubb Life"), hereby instructs Chubb Life to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio of The Chubb Series Trust (the "Trust") indicated above at a Special Meeting of Shareholders to be held at the offices of Chubb Life, One Granite Place, Concord, New Hampshire 03301, at 10:00 a.m., on Thursday, December 12, 1996, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the meeting.


Please mark boxes in blue or black ink.

1.  To approve an Investment Advisory Agreement with J.P. Morgan
Investment Management, Inc.

                ----          ----              ----
               /   /  FOR    /   /  AGAINST    /   /  ABSTAIN
               ----          ----              ----
2.  Election of Trustees.

                   ----                        ----                        ----
FOR all nominees  /   /   WITHHOLD authority  /   /   WITHHOLD authority  /   /
                  ---     only for those      ---                         ---
                          for ALL nominees
                          nominees whose
                          name(s) I have
                          written below


Nominees for Trustee are: John R. Rettberg, John R. Ruffle and Kenneth Whipple, Jr.



     3. To ratify and approve the selection of Price Waterhouse LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

          ----          ----              ----
         /   /  FOR    /   /  AGAINST    /   /  ABSTAIN
         ----          ----              ----

4. To transact such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE BOARD OF TRUSTEES.

Signature(s) should be exactly as name or names appearing on this form. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:                , 1996


____________________                _______________________________
Policy Number                       Signature(s) of Policyowner(s)



____________________                _______________________________
Number of Shares                    Signature(s) of Policyowner(s)




Sign, Date and Return this Form
  Promptly Using the Enclosed
  Envelope